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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 9, 1999



                              TATHAM OFFSHORE, INC.
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                    0-22892                    76-0269967
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)
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                             600 Travis, Suite 7400
                                 Houston, Texas
                    (Address of Principal Executive Offices)

                                      77002
                                   (Zip Code)




       Registrant's telephone number, including area code: (713) 224-7400


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         The information in the Press Release dated August 10, 1999 and attached as Exhibit 99.1 hereto is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  2.1      Voluntary Petition filed on August 9, 1999, IN RE:
                           RIGCO NORTH AMERICA, L.L.C., in the United States
                           Bankruptcy Court for the Southern District of Texas,
                           No. 99-22401-C-11.

                  2.2      Voluntary Petition filed on August 9, 1999, IN RE:
                           FPS VI, L.L.C., in the United States Bankruptcy Court for the Southern District of Texas, No.
                           99-22403-C-11.

                  2.3      Voluntary Petition filed on August 9, 1999, IN RE:
                           FPS III, INC., in the United States Bankruptcy Court for the Southern District of Texas, No.
                           99-22402-C-11.

                  2.4      Voluntary Petition filed on August 9, 1999, IN RE:
                           FPS V, INC., in the United States Bankruptcy Court for the Southern District of Texas, No.
                           99-22404-C-11.

                  99.1     Press Release dated August 10, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TATHAM OFFSHORE, INC.



Date:  August 12, 1999           By:      /s/  DENNIS A. KUNETKA
                                    ----------------------------------------
                                               Dennis A. Kunetka
                                               Senior Vice President



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  2.1             Voluntary Petition filed on August 9, 1999, IN RE: RIGCO NORTH
                  AMERICA, L.L.C., in the United States Bankruptcy Court for the
                  Southern District of Texas, No. 99-22401-C-11.

  2.2             Voluntary Petition filed on August 9, 1999, IN RE: FPS VI,
                  L.L.C., in the United States Bankruptcy Court for the Southern
                  District of Texas, No. 99-22403-C-11.

  2.3             Voluntary Petition filed on August 9, 1999, IN RE: FPS III,
                  INC., in the United States Bankruptcy Court for the Southern
                  District of Texas, No. 99-22402-C-11.

  2.4             Voluntary Petition filed on August 9, 1999, IN RE: FPS V,
                  INC., in the United States Bankruptcy Court for the Southern
                  District of Texas, No. 99-22404-C-11.

 99.1             Press Release dated August 10, 1999.
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